EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 62 to the Registration Statement of Eaton Vance Special Investment Trust (1933 Act File No. 2-27962) of my opinion dated April 3, 2002, which was filed as Exhibit (i) to Post-Effective Amendment No. 61.


                                     /s/ Maureen A. Gemma
                                     Maureen A. Gemma, Esq.


April 24, 2002
Boston, Massachusetts